Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the use of our report on the company, A Time To Grow, Inc., dated September 30, 2001 and all reference to our Firm included in or made part of this registration statement.

/s/ HARPER & PEARSON COMPANY

Houston, Texas

December 19, 2001

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